UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 28, 2005

                     PUBLIC COMPANY MANAGEMENT CORPORATION
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



         Nevada                    000-50098            88-0493734
    -----------------              ---------            ----------
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)            File Number)       Identification No.)


             5770 El Camino Road, Las Vegas, Nevada        89118
             --------------------------------------       -------
            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code (702) 222-9076


                                      N/A
                                 -------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS


    On March 28, 2005, Public Company Management Corporation (the "Registrant") announced that it has formed a new joint venture with White Pacific Securities (WPS) that would assist private Asian companies with gaining public listing status in the U.S. Through the securities registration solution offered by PUBC subsidiary, Go Public Today, select Chinese and other Asian companies referred and screened by WPS would be able to become publicly traded companies in America. The U.S. capital markets has been a popular choice for Asian companies.

   The press release announcing this event is filed herewith as exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.     Description
-----------     ------------------

99              Press Release

                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

March 28, 2005

/s/ Stephen Brock
--------------------
Stephen Brock
Chief Executive Officer